UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2008

ALLIED NEVADA GOLD CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-33119	20-5597115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9604 Prototype Court, Reno, Nevada	89521
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (775) 358-4455

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Employment Agreement with Scott A. Caldwell

On January 11, 2008, Allied Nevada Gold Corp. (the “Company”) and Scott A. Caldwell entered into an employment agreement (the “Caldwell Agreement”), pursuant to which Mr. Caldwell agreed to serve as President and Chief Executive Officer of the Company. Pursuant to the Caldwell Agreement, the term of Mr. Caldwell’s employment began effective as of April 16, 2007, and he shall continue to be employed by the Company on an “at-will” basis.

Pursuant to the Caldwell Agreement, Mr. Caldwell will receive an annual base salary in the amount of $330,000, as well as a bonus up to a maximum amount of 100% of his base salary in any calendar year, based upon the achievement by Mr. Caldwell of pre-determined performance targets set by the Company’s Board of Directors and consistent with any incentive compensation plan established by the Company. Grant of any such bonus shall be in the sole discretion of the Board of Directors and any bonus shall be earned only after grant thereof by the Board of Directors. Mr. Caldwell’s eligibility to receive such bonus is conditioned upon his continued employment, both at the time the Board of Directors considers the grant of bonuses and at the time such bonuses are actually granted and paid. Mr. Caldwell is also entitled to participate in the Company’s benefit plans. In addition, Mr. Caldwell was granted an option to purchase 800,000 shares of the common stock of the Company in accordance with the Company’s 2007 Stock Option Plan (the “Option Plan”). Vesting and other terms applicable to Mr. Caldwell’s option were previously disclosed by the Company in a Current Report on Form 8-K filed with the Securities and Exchange Commission on July 3, 2007, the applicable text of which is incorporated herein by reference.

Pursuant to the Caldwell Agreement, in the event Mr. Caldwell’s employment with the Company is terminated by the Company other than for “Cause”, or by Mr. Caldwell for “Good Reason” (as each such term is defined therein), he will be entitled to payment, when due, of unpaid base salary, expense reimbursements and vacation days accrued prior to the date of such termination and will also receive, in exchange for Mr. Caldwell’s execution and delivery to the Company of a separation agreement and general release, (a) a lump sum severance equal to (i) 2 times Mr. Caldwell’s base salary then in effect, plus (ii) 2 times Mr. Caldwell’s target bonus for the year in which his employment is so terminated, in each case payable promptly following the tenth day after his delivery to the Company of an executed separation agreement and general release, (b) payment of premiums for continuation of health insurance coverage under COBRA (or state equivalent) up to a maximum amount of $36,000, and (c) continued vesting for a 2 year period of any unvested options and/or restricted share units (“RSUs”) granted previously to Mr. Caldwell, consistent with and subject to the terms and conditions of the Company’s Restricted Share Plan (the “RSU Plan”) and the Option Plan.

Pursuant to the Caldwell Agreement, in the event Mr. Caldwell’s employment with the Company is terminated for Cause or due to the death or “disability” (as defined therein) of Mr. Caldwell, he (or his estate, as applicable) will be entitled to receive payment, when due, of any unpaid base salary, expense reimbursements and vacation days accrued prior to such termination. Further, in the event Mr. Caldwell’s employment with the Company is terminated as the result of his death or disability, he (or his estate, as applicable) will be entitled to receive long term disability or life insurance benefits, in the form maintained by the Company at such time and in which Mr. Caldwell participated at the time of such termination.

Pursuant to the Caldwell Agreement, in the event of a “Change of Control” (as defined therein) and the involuntary termination of Mr. Caldwell’s employment during the one-year period thereafter by the Company (or any successor entity) other than for Cause, or by Mr. Caldwell for Good Reason, he will be entitled to payment, when due, of unpaid base salary, expense reimbursements and vacation days accrued prior to the date of such termination and will also receive, in exchange for Mr. Caldwell’s execution and delivery to the Company of a separation agreement and general release, (a) a lump sum severance equal to (i) 2 years of Mr. Caldwell’s base salary then in effect, payable within 30 days following delivery to the Company of an executed separation agreement and general release, plus (ii) 2 times Mr. Caldwell’s target bonus for the year in which his employment is so terminated, (b) payment of premiums for continuation of health insurance coverage under COBRA (or state equivalent) up to a maximum amount of $36,000, and (c) immediate vesting of any unvested options and/or RSUs granted previously to Mr. Caldwell, consistent with and subject to the terms and conditions of the RSU Plan and the Option Plan.

The foregoing summary of the Caldwell Agreement is qualified in its entirety by the full text thereof attached hereto as Exhibit 10.1 and incorporated herein by reference.

Employment Agreement with Hal Kirby

On January 11, 2008, the Company and Hal Kirby entered into an employment agreement (the “Kirby Agreement”), pursuant to which Mr. Kirby agreed to serve as Vice President and Chief Financial Officer of the Company. Pursuant to the Kirby Agreement, the term of Mr. Kirby’s employment began effective as of April 16, 2007, and he shall continue to be employed by the Company on an “at-will” basis.

Pursuant to the Kirby Agreement, Mr. Kirby will receive an annual base salary in the amount of $225,000, as well as a bonus up to a maximum amount of 40% of his base salary in any calendar year, based upon the achievement by Mr. Kirby of pre-determined performance targets set by the Company’s President and Chief Executive Officer and approved by its Board of Directors, consistent with any incentive compensation plan established by the Company. Grant of any such bonus shall be in the sole discretion of the Board of Directors and any bonus shall be earned only after grant thereof by the President and Chief Executive Officer and approved by the Board of Directors. Mr. Kirby’s eligibility to receive such bonus is conditioned upon his continued employment, both at the time the Board of Directors considers the grant of bonuses and at the time such bonuses are actually granted and paid. Mr. Kirby is also entitled to participate in the Company’s benefit plans. In addition, Mr. Kirby was granted an option to purchase 400,000 shares of the common stock of the Company in accordance with the Option Plan. Vesting and other terms applicable to Mr. Kirby’s option were previously disclosed by the Company in a Current Report on Form 8-K filed with the Securities and Exchange Commission on July 3, 2007, the applicable text of which is incorporated herein by reference.

Pursuant to the Kirby Agreement, in the event that the Company determines, in its discretion, to relocate Mr. Kirby from his current residence in Toronto, Ontario, Canada, the Company will reimburse him for up to $35,000 in related costs. This relocation has occurred and the Company will reimburse Mr. Kirby in accordance with these terms.

Pursuant to the Kirby Agreement, in the event Mr. Kirby’s employment with the Company is terminated by the Company other than for “Cause”, or by Mr. Kirby for “Good Reason” (as each such term is defined therein), he will be entitled to payment, when due, of unpaid base salary, expense reimbursements and vacation days accrued prior to the date of such termination and will also receive, in exchange for Mr. Kirby’s execution and delivery to the Company of a separation agreement and general release, (a) a lump sum severance equal to (i) 2 times Mr. Kirby’s base salary then in effect, plus (ii) 2 times Mr. Kirby’s target bonus for the year in which his employment is so terminated, in each case payable promptly following the tenth day after his delivery to the Company of an executed separation agreement and general release, (b) payment of premiums for continuation of health insurance coverage under COBRA (or state equivalent) up to a maximum amount of $36,000, and (c) continued vesting for a 2 year period of any unvested options and/or RSUs granted previously to Mr. Kirby, consistent with and subject to the terms and conditions of the RSU Plan and the Option Plan.

Pursuant to the Kirby Agreement, in the event Mr. Kirby’s employment with the Company is terminated for Cause or due to the death or “disability” (as defined therein) of Mr. Kirby, he (or his estate, as applicable) will be entitled to receive payment, when due, of any unpaid base salary, expense reimbursements and vacation days accrued prior to such termination. Further, in the event Mr. Kirby’s employment with the Company is terminated as the result of his death or disability, he (or his estate, as applicable) will be entitled to receive long term disability or life insurance benefits, in the form maintained by the Company at such time and in which Mr. Kirby participated at the time of such termination.

Pursuant to the Kirby Agreement, in the event of a “Change of Control” (as defined therein) and the involuntary termination of Mr. Kirby’s employment during the one year period thereafter by the Company (or any successor entity) other than for Cause, or by Mr. Kirby for Good Reason, he will be entitled to payment, when due, of unpaid base salary, expense reimbursements and vacation days accrued prior to the date of such termination and will also receive, in exchange for Mr. Kirby’s execution and delivery to the Company of a separation agreement and general release, (a) a lump sum severance equal to (i) 2 years of Mr. Kirby’s base salary then in effect, payable within 30 days following delivery to the Company of an executed separation agreement and general release, plus (ii) 2 times Mr. Kirby’s target bonus for the year in which his employment is so terminated, (b) payment of premiums for continuation of health insurance coverage under COBRA (or state equivalent) up to a maximum amount of $36,000, and (c) immediate vesting of any unvested options and/or RSUs granted previously to Mr. Kirby, consistent with and subject to the terms and conditions of the RSU Plan and the Option Plan.

The foregoing summary of the Kirby Agreement is qualified in its entirety by the full text thereof attached hereto as Exhibit 10.2 and incorporated herein by reference.

Employment Agreement with Mike Doyle

On January 11, 2008, the Company and Mike Doyle entered into an employment agreement (the “Doyle Agreement”), pursuant to which Mr. Doyle agreed to serve as Vice President of Technical Service of the Company. Pursuant to the Doyle Agreement, the term of Mr. Doyle’s employment began effective as of April 16, 2007, and he shall continue to be employed by the Company on an “at-will” basis.

Pursuant to the Doyle Agreement, Mr. Doyle will receive an annual base salary in the amount of $200,000, as well as a bonus up to a maximum amount of 35% of his base salary in any calendar year, based upon the achievement by Mr. Doyle of pre-determined performance targets set by the Company’s President and Chief Executive Officer and approved by its Board of Directors, consistent with any incentive compensation plan established by the Company. Grant of any such bonus shall be in the sole discretion of the Board of Directors and any bonus shall be earned only after grant thereof by the President and Chief Executive Officer and approved by the Board of Directors. Mr. Doyle’s eligibility to receive such bonus is conditioned upon his continued employment, both at the time the Board of Directors considers the grant of bonuses and at the time such bonuses are actually granted and paid. Mr. Doyle is also entitled to participate in the Company’s benefit plans. In addition, Mr. Doyle was granted an option to purchase 150,000 shares of the common stock of the Company in accordance with the Option Plan. Vesting and other terms applicable to Mr. Doyle’s option were previously disclosed by the Company in a Current Report on Form 8-K filed with the Securities and Exchange Commission on July 3, 2007, the applicable text of which is incorporated herein by reference.

Pursuant to the Doyle Agreement, in the event Mr. Doyle’s employment with the Company is terminated by the Company other than for “Cause”, or by Mr. Doyle for “Good Reason” (as each such term is defined therein), he will be entitled to payment, when due, of unpaid base salary, expense reimbursements and vacation days accrued prior to the date of such termination and will also receive, in exchange for Mr. Doyle’s execution and delivery to the Company of a separation agreement and general release, (a) a lump sum severance equal to (i) 12 months Mr. Doyle’s base salary then in effect, plus (ii) Mr. Doyle’s target bonus for the year in which his employment is so terminated, in each case payable promptly following the tenth day after his delivery to the Company of an executed separation agreement and general release, (b) payment of premiums for continuation of health insurance coverage under COBRA (or state equivalent) up to a maximum amount of $18,000, and (c) continued vesting for a 2 year period of any unvested options and/or RSUs granted previously to Mr. Doyle, consistent with and subject to the terms and conditions of the RSU Plan and the Option Plan.

Pursuant to the Doyle Agreement, in the event Mr. Doyle’s employment with the Company is terminated for Cause or due to the death or “disability” (as defined therein) of Mr. Doyle, he (or his estate, as applicable) will be entitled to receive payment, when due, of any unpaid base salary, expense reimbursements and vacation days accrued prior to such termination. Further, in the event Mr. Doyle’s employment with the Company is terminated as the result of his death or disability, he (or his estate, as applicable) will be entitled to receive long term disability or life insurance benefits, in the form maintained by the Company at such time and in which Mr. Doyle participated at the time of such termination.

Pursuant to the Doyle Agreement, in the event of a “Change of Control” (as defined therein) and the involuntary termination of Mr. Doyle’s employment during the one year period thereafter by the Company (or any successor entity) other than for Cause, or by Mr. Doyle for Good Reason, he will be entitled to payment, when due, of unpaid base salary, expense reimbursements and vacation days accrued prior to the date of such termination and will also receive, in exchange for Mr. Doyle’s execution and delivery to the Company of a separation agreement and general release, (a) a lump sum severance equal to (i) 18 months of Mr. Doyle’s base salary then in effect, payable within 30 days following delivery to the Company of an executed separation agreement and general release, plus (ii) 1.5 times Mr. Doyle’s target bonus for the year in which his employment is so terminated, (b) payment of premiums for continuation of health insurance coverage under COBRA (or state equivalent) up to a maximum amount of $18,000, and (c) immediate vesting of any unvested options and/or RSUs granted previously to Mr. Doyle, consistent with and subject to the terms and conditions of the RSU Plan and the Option Plan.

The foregoing summary of the Doyle Agreement is qualified in its entirety by the full text thereof attached hereto as Exhibit 10.3 and incorporated herein by reference.

Employment Agreement with Rick H. Russell

On January 11, 2008, the Company and Rick H. Russell entered into an employment agreement (the “Russell Agreement”), pursuant to which Mr. Russell agreed to serve as Vice President of Exploration of the Company. Pursuant to the Russell Agreement, the term of Mr. Russell’s employment began effective as of July l, 2007, and he shall continue to be employed by the Company on an “at-will” basis.

Pursuant to the Russell Agreement, Mr. Russell will receive an annual base salary in the amount of $200,000, as well as a bonus up to a maximum amount of 35% of his base salary in any calendar year, based upon the achievement by Mr. Russell of pre-determined performance targets set by the Company’s President and Chief Executive Officer and approved by its Board of Directors, consistent with any incentive compensation plan established by the Company. Grant of any such bonus shall be in the sole discretion of the Board of Directors and any bonus shall be earned only after grant thereof by the President and Chief Executive Officer and approved by the Board of Directors. Mr. Russell’s eligibility to receive such bonus is conditioned upon his continued employment, both at the time the Board of Directors considers the grant of bonuses and at the time such bonuses are actually granted and paid. Mr. Russell is also entitled to participate in the Company’s benefit plans. In addition, Mr. Russell was granted, as of September 18, 2007, a 10-year non-qualified stock option to purchase 150,000 shares of the common stock of the Company, upon terms and conditions consistent with the Option Plan, at an exercise price per share of $4.30 (such amount determined, in accordance with the Option Plan, as the closing price of the common stock of the Company on the date of grant).

Pursuant to the Russell Agreement, in the event Mr. Russell’s employment with the Company is terminated by the Company other than for “Cause”, or by Mr. Russell for “Good Reason” (as each such term is defined therein), he will be entitled to payment, when due, of unpaid base salary, expense reimbursements and vacation days accrued prior to the date of such termination and will also receive, in exchange for Mr. Russell’s execution and delivery to the

Company of a separation agreement and general release, (a) a lump sum severance equal to (i) 12 months Mr. Russell’s base salary then in effect, plus (ii) Mr. Russell’s target bonus for the year in which his employment is so terminated, in each case payable promptly following the tenth day after his delivery to the Company of an executed separation agreement and general release, (b) payment of premiums for continuation of health insurance coverage under COBRA (or state equivalent) up to a maximum amount of $18,000, and (c) continued vesting for a 2 year period of any unvested options and/or RSUs granted previously to Mr. Russell, consistent with and subject to the terms and conditions of the RSU Plan and the Option Plan.

Pursuant to the Russell Agreement, in the event Mr. Russell’s employment with the Company is terminated for Cause or due to the death or “disability” (as defined therein) of Mr. Russell, he (or his estate, as applicable) will be entitled to receive payment, when due, of any unpaid base salary, expense reimbursements and vacation days accrued prior to such termination. Further, in the event Mr. Russell’s employment with the Company is terminated as the result of his death or disability, he (or his estate, as applicable) will be entitled to receive long term disability or life insurance benefits, in the form maintained by the Company at such time and in which Mr. Russell participated at the time of such termination.

Pursuant to the Russell Agreement, in the event of a “Change of Control” (as defined therein) and the involuntary termination of Mr. Russell’s employment during the one year period thereafter by the Company (or any successor entity) other than for Cause, or by Mr. Russell for Good Reason, he will be entitled to payment, when due, of unpaid base salary, expense reimbursements and vacation days accrued prior to the date of such termination and will also receive, in exchange for Mr. Russell’s execution and delivery to the Company of a separation agreement and general release, (a) a lump sum severance equal to (i) 18 months of Mr. Russell’s base salary then in effect, payable within 30 days following delivery to the Company of an executed separation agreement and general release, plus (ii) 1.5 times Mr. Russell’s target bonus for the year in which his employment is so terminated, (b) payment of premiums for continuation of health insurance coverage under COBRA (or state equivalent) up to a maximum amount of $18,000, and (c) immediate vesting of any unvested options and/or RSUs granted previously to Mr. Russell, consistent with and subject to the terms and conditions of the RSU Plan and the Option Plan.

The foregoing summary of the Russell Agreement is qualified in its entirety by the full text thereof attached hereto as Exhibit 10.4 and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The disclosure in Item 1.01 hereof containing a summary of the terms and conditions set forth in the employment agreements by and between the Company and Scott Caldwell, Hal Kirby, Mike Doyle and Rick H. Russell, respectively, is incorporated into this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1	Employment Agreement, dated as of January 11, 2008, by and between the Company and Scott A. Caldwell
Exhibit 10.2	Employment Agreement, dated as of January 11, 2008, by and between the Company and Hal Kirby
Exhibit 10.3	Employment Agreement, dated as of January 11, 2008, by and between the Company and Mike Doyle
Exhibit 10.4	Employment Agreement, dated as of January 11, 2008, by and between the Company and Rick H. Russell

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED NEVADA GOLD CORP.

By:	/s/ Hal D. Kirby
Hal D. Kirby
Vice President and Chief Financial Officer

Date: January 15, 2008